	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-2

	Distribution Number	26
	Beginning Date of Collection Period	01-Jul-04
	End Date of Collection Period	31-Jul-04
	Payment Date	20-Aug-04
	Previous Payment Date	20-Jul-04

	Funds Disbursement
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount
	Available Payment Amount	23,028,769.20
	Principal Collections	20,450,705.83
	Interest Collections (net of servicing fee)	2,578,063.37
	Collections of Interest (net of servicing fee and principal recoveries)	2,563,231.41
	Servicing fee	182,497.70
	Principal recoveries	14,831.96
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Payments, if any	0.00

	Payments	23,163,508.90
	Interest Paid to Notes	455,649.78
	Principal Paid to Notes	21,094,399.10
	Servicing Fee	182,497.70
	Ownership Interest	1,430,962.32

	Pool Balance
	Beginning Pool Balance	437,994,480.96
	Principal Collections (including repurchases)	20,450,705.83
	Charge off amount	(643,693.27)
	Ending Pool Balance	416,900,081.86

	Collateral Performance
	Cash Yield (% of beginning balance)	7.52%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.72%
	Net Yield	5.80%
	Cumulative Realized Losses	10,528,847.16
	Cumulative Loss Percentage	0.81%

	Delinquent Home Equity Loans
	30-59 days principal balance of Home Equity Loans	17,073,624.20
	30-59 days number of Home Equity Loans	190
	60-89 days principal balance of Home Equity Loans	3,688,965.41
	60-89 days number of Home Equity Loans	44
	90+ days principal balance of Home Equity Loans	18,550,910.32
	90+ days number of Home Equity Loans	232
	Ninety Day-Plus Delinquency Percentage	4.45%
	Ninety Day-Plus Rolling Average for such Payment Date	4.30%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	5,273
	Number of Home Equity Loans outstanding (Ending of Collection Period)	5,056
	Principal balance of REO as of the end of the collection period	4,516,715.92
	Number of loans that went into REO during the collection period	15
	Principal balance of loans that went into REO during the collection period	1,347,781.38
	Sum of the principal balances of the three largest HEL's as of the end of the collection period

	Overcollateralization
	Begin Overcollateralization Amount	130,353,967.64
	Overcollateralization Release Amount	0.00
	Distributable Excess Cashflow	643,693.27
	Charge offs	(643,693.27)
	End Overcollateralization Amount	130,353,967.64

	Target Overcollateralization Amount	130,353,967.64
	Interim Overcollateralization Amount	129,710,274.37
	Interim Overcollateralization Deficiency	643,693.27

	Excess Cashflow	2,074,655.59

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Amount as Percent of Total Original Note Principal Amount	22.20%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	16.698992
	2. Principal Distribution per $1,000	16.345912
	3. Interest Distribution per $1,000	0.353080

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	1.42000%
	2. Formula Rate (1-mo. Libor plus 30bps)	1.72000%
	3. Available Funds Cap	9.33010%
	4. Note Rate	1.72000%
	5. Days in Accrual Period	31

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
	7. Current Interest and Interest Carry forward Amount paid	455,649.78
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	307,640,513.32
	2. Principal Payment Amount paid	20,450,705.83
	3. Distributable Excess Cashflow paid	643,693.27
	4. Note Principal Amount, after payments	286,546,114.22

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments
	6. Note Principal Amount as a % of the Pool Balance, after payments	68.73%

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of June 20, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, as Trust, Household Finance Corporation, the Master Servicer, and JPMorgan Chase Bank
(as successor to Bank One, National Association), as Indenture Trustee, does hereby certify information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on August 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination has
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of August, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer